EXHIBIT 99.1
SLIDE PRESENTATION
Sandler O’Neill Financial Services Conference

November 2005
Rock solid in the Keystone State
Sandler O’Neill & Partners, L.P.
Financial Services Conference

#2 / November 2005
Safe Harbor Regarding
Forward Looking Statements
This presentation contains forward-looking information concerning future events and information about National Penn Bancshares, Inc., including the combined operations of
National Penn Bancshares and Nittany Financial Corporation after the completion of their pending merger, that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.  Actual
results, including but not limited to, National Penn Bancshares and Nittany Financial’s business and operations, as well as their combined business and operations following the completion of the transactions described in the presentation, could differ materially.
Such differences may be due to, but are not limited to, deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; potential difficulties in establishing and maintaining operations in new markets; technological changes; reputational risks; and other risks and uncertainties discussed in National Penn’s reports filed from time to time with the
Securities and Exchange Commission, which are incorporated herein by reference.
National Penn and Nittany Financial caution you not to place undue reliance on these statements.  National Penn nor Nittany Financial undertake no obligation to publicly release or update any of these statements.

#3 / November 2005
Additional Information and Where To Find It
National Penn Bancshares (“NPBC”) has filed a registration statement on Form S-4 in connection with the transaction, and Nittany Financial  (“Nittany”) intends to mail a proxy statement/prospectus to its shareholders in connection with the transaction.  Investors and security holders of Nittany are urged to read the final proxy statement/ prospectus when it becomes available, because it will contain important information about NPBC,
Nittany, and the transaction.  Investors and security holders may obtain a free copy of the final proxy statement/prospectus (when it is available) at the SEC's web site at www.sec.gov.  A free copy of the final proxy statement/prospectus may also be obtained from NPBC or Nittany.  You may direct such a request to either of the following persons:
Sandra L. Spayd, Corporate Secretary                David Z. Richards Jr., President and CEO
National Penn Bancshares, Inc.                     Nittany Financial Corporation
Philadelphia and Reading Aves                     116 East College Ave
Boyertown PA 19512     (610) 369-6202                   State College, PA  16801    (814) 238-5724
NPBC, Nittany and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Nittany in favor of the transaction.  Information regarding the interests of these officers and directors in the transaction will be included in the proxy statement/prospectus.
In addition to the registration statement on Form S-4 filed by NPBC in connection with the transaction, and the proxy statement/prospectus to be mailed to the shareholders of Nittany in connection with the transaction, each of NPBC and Nittany file annual, quarterly and current reports, proxy and information statements and other information with the SEC.  Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 100 F Street, N.E., Washington, D.C., 20549, or any of the SEC's
other public reference rooms located in New York and Chicago.  Investors should call the SEC at
1-800-SEC-0330 for further information on these public reference rooms.  The reports, statements and other information filed by NPBC and Nittany with the SEC are also available for free at the SEC's Web site at
www.sec.gov.  A free copy of these reports, statements and other information may also be obtained from NPBC or Nittany.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

#4 / November 2005
National Penn Bank, chartered 1874
National Penn Bancshares
Profile
•
Asset size:                                 $ 4.57 Billion
•
Common Stock Symbol:                               NPBC
•
Shares Outstanding (as of 9/30/05)                      43,548,941
•
Institutional Ownership:                               16.9%
•
52-Week Price Range:                         $ 23.70 - $ 17.94
–
10/1/2004 to 9/30/2005
•
Primary Market Area:                        Southeastern, PA
•
Number of Offices:                                     73

NASDAQ WELCOMES
NATIONAL PENN
BANCSHARES, INC
NATIONAL PENN
BANCSHARES, INC
NASDAQ

#5 / November 2005
Strength of Management
Team
•
Wayne R. Weidner,
Chairman and CEO
•
Average 30-plus
years banking
experience

#6 / November 2005
Bank of America
Wachovia
Commerce
M&T
PNC
National City
Mid-Atlantic Crossroads
Citizens
TD Banknorth
Eastern United States

Northampton
Lehigh
Whitehall
Bethlehem
Allentown
Trexlertown
Shartlesville
Kutztown
Topton
Berks
Bernville
Temple
Oley
Bally
Red Hill
Quakertown
Sellersville
Robesonia
Muhlenburg
Wyomissing
Reading
Boyertown
Cross Keys
Doylestown
Sinking Spring
Shillington
Jacksonwald
New Hanover
Pottstown
Bucks
Douglassville
Lansdale
Suburbia
Royersford
Warminster
Langhorne
Bristol
Elverson
Bucktown
Morgantown
Norristown
Lancaster
Abington
Bensalem
New Holland
Phoenixville
Eagle
King of Prussia
Chestnut Hill
Intercourse
Lionville
East Falls
Paoli
St. Davids
Strasburg
Wynnewood
Philadelphia
West Chester
Goshen
Georgetown
Chester
Dilworthtown
Delaware
Longwood
New Garden
Jennersville
Avon Grove
Oxford
Oxford South
Rising Sun, MD

#7 / November 2005
HomeTowne
Heritage
Bank
National Penn
Bank
FirstService
Bank
The Peoples
Bank of Oxford
Southeastern Pennsylvania
Our Primary Market

$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
1999
2000
2001
2002
2003
2004
Base Assets
Acquisition
Organic

#8 / November 2005
Balanced growth strategy
CAGR = 16.3%
Total Assets
Organic Growth vs. Acquisition Growth

#9 / November 2005
Acquisition Strategy
•
Identify financial services companies –
banks, insurance agencies, investment
management companies – with:
–
Similar philosophies and values
–
Operations in strong market
–
Highly focused business model
•
With considerations for:
–
Management capabilities
–
Asset quality
–
Revenue enhancement

#10 / November 2005
Acquisition Goals
•
Enhance Earnings Per Share (EPS)
•
Market demographics – growth
oriented
•
Enhance overall franchise value
•
Successful acquisition record
–
Since 1999, 6 banks, 3 insurance
agencies
–
Deposit retention average 94%

Centre
Union
Mont
Northum
Snyder
Mifflin
Pennsylvania

#11 / November 2005
Headquartered in State
College, PA – Home of
Penn State University
Nittany Financial   Pending Acquisition
•
$326.5 million in assets
•
#2 Deposit Market Share
–
State College
•
Vantage Investment Advisors
–
$300+ million assets under mgmt
•
Employment
–
One of three fastest growing
metropolitan regions in PA
•
Development
–
University-driven entrepreneurial
business growth

#12 / November 2005
County	NPBC Position	Total # of Institutions
Berks	2nd	21
Chester	3rd	37
Montgomery	11th	41
Bucks	11th	32
Lancaster	11th	19
Lehigh	12th	19
Northampto n	12th	15
Philadelphia	21st	45
Delaware	25th	35
Source: FDIC Deposit Market Share Data as of 6/30/2005
Deposit Market Share
Position
•
7th (of 119)
–
Primary Market
•
13th (of 283)
–
Pennsylvania
•
Average Household
Income
–
8 of our 9 counties rank
in the Top 10 in
Pennsylvania

#13 / November 2005
Berks County, PA – 2nd
•
Company Headquarters
–
Boyertown, PA
•
Strong Manufacturing Region
–
#1 employment sector, employing 22% of
workforce
•
Proximity to Major Markets
–
60 miles from Harrisburg
–
60 miles from Philadelphia
–
125 miles from New York City
–
135 miles from Washington, D.C.

#14 / November 2005
Chester County, PA – 3rd
•
Highest Avg. Household Income in PA
–
$97,104
•
Strong Residential and Commercial
Development
–
Households projected to grow by 5.9% over
next 5 years vs. 1.8% for PA
–
Ranks 4th in PA for number of businesses
•
Strong Agricultural Center
–
Ranks 2nd in PA in market value of agricultural
products sold

#15 / November 2005
Montgomery County, PA – 11th
•
2nd Highest Avg. Household Income in PA
–
$91,226
•
Strong residential housing activity
–
Households grew by an estimated 3.1% from
2000 to 2004 vs. 1.7% for PA
–
Projected growth of 2.5% over next 5 years vs.
1.8% for PA
•
Strong Commercial Market
–
Ranks 3rd in PA for number of businesses

#16 / November 2005
Bucks County, PA – 11th
•
3rd Highest Avg. Household Income in PA
–
$83,995
•
Strong growth in consumer and business
activity
–
Households projected to grow by 3.6%
over next 5 years vs. 1.8% for PA
–
Ranks 4th in PA for number of businesses

#17 / November 2005
*Not seasonally adjusted
Lancaster County, PA – 11th
•
Strong agricultural focus
–
Ranks 1st in PA in market value of agricultural
products sold
•
Diverse industry base and low unemployment
–
In July 2004, Unemployment rate of 4.0% vs.
5.2% for PA*
•
HomeTowne Heritage Bank
–
Successful business model

#18 / November 2005
Reacting quickly to opportunities
Specialized Financial
Services
•
Wealth Management
–
$1.6 billion in Assets Under Management
•
Insurance Premium Revenue
–
$7,000,000 (ANNUALIZED)
•
Mortgage Originations(Closed Loans)
–
$350,000,000 (ANNUALIZED)
•
Equipment Leasing
–
Small Ticket and Middle Market
•
Offerings driven by client needs

#19 / November 2005
Achievements of financial stability
Performance Recognitions
Staton Institute Report
An investment directory covering more than 19,000 public U.S. Companies
•
America’s Finest Companies®
–
Among the top 320 with at least 10 consecutive years of
increased earnings and dividends
–
Completed our 27th consecutive year of higher earnings
per share and 27th consecutive year of higher cash dividends.
•
Super 50 Team
–
We are one of only 21 companies with a combined total of
at least 50 years of higher earnings per share AND cash
dividends per share

5 Year CAGR 2000 to 2004 = 7.74%

Dollars Per Share
$2.00
$1.60
$1.20
$0.80
$0.40
$0.00
$0.81
$0.94
$1.05
$1.14
$1.15
$0.91
$0.99
2000
2001
2002
2003
2004
9/30/2004
9/30/2005

#20 / November 2005
Diluted EPS
9-Month Results
Earnings Per ShareGrowth

$0.75
$0.63
$0.50
$0.38
$0.25
$0.13
$0.00
Dollars Per Share
53.0%
52.0%
51.0%
50.0%
49.0%
48.0%
47.0%
46.0%
Dividend Payout Ratio %
52.3%
$0.42
50.5%
$0.48
48.7%
$0.52
49.0%
$0.57
52.6%
$0.62
2000
2001
2002
2003
2004

#21 / November 2005
Dividends per share
Dividend Growth

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
2.16%
1.55%
1.90%
5.42%
10.60%
17.30%
16.80%
17.36%
16.20%
13.20%
2000
2001
2002
2003
2004
ROE
Effect of Intangibles

#22 / November 2005
19.46%
18.40%
19.26%
21.62%
23.80%
Return on Tangible Equity

Time
< $100K
23%
IRA
4%
SV/MM/NOW
47%
Time
> $100K
10%
Demand
(Non-Interest)
16%

Business,
29%
Retail,
71%

#23 / November 2005
TOTAL DEPOSITS
  2000 - $1.81 Billion   2004 - $3.14 Billion    5 year CAGR = 13.32%
Deposits as of 9/30/05 - $3.29 Billion
Core Deposit Strength

Residential Mortgage 10%
Leases 1%
Business 51%
Retail 12%
Business Real Estate 18%
Commercial Construction 7%

Retail, 22%
Business, 78%

#24 / November 2005
TOTAL LOANS
  2000 - $1.68 Billion   2004 - $2.87 Billion   5 year CAGR = 11.57%
Loans as of 9/30/05 - $3.01 Billion
Commercial Loan Focus

Coverage Ratio (%)
500.00
400.00
300.00
200.00
100.00
0.00
240.60
301.50
151.90
273.30
272.50
299.10
352.10
245.30
481.00
286.60
515.90
389.70
2000
2001
2002
2003
2004
9/30/2005
NPBC
Peers

#25 / November 2005
Reserve for Loan and Lease Losses
to Nonaccruals + 90 Days Past Due

NPA + 90 Days Past Due / Total Assets (%)
Percent of Assets
1.20%
0.80%
0.40%
0.00%
0.73%
1.06%
0.56%
0.42%
0.34%
0.28%
0.24%
2000
2002
2004
9/30/2005

#26 / November 2005
Asset Quality

4.6
4.4
4.2
4
3.8
3.6
Percent
2000
2001
2002
2003
2004
NPB
PEER

#27 / November 2005
Net Interest Margin

Total Return
2500
2000
1500
1000
500
0
-500
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
NPBC
NASDAQ Bank Index
S&P500

#28 / November 2005
20 Years
Relative Stock Performance

#29 / November 2005
Driven to excel
Consistent Business Strategies
•
Community banking market niche
•
Profitable relationship building
•
Diversified revenue streams
•
Superior asset quality
•
Balanced growth
•
Focus on shareholder value

#30 / November 2005
Consistently growing performance
Investment Incentives
•
Geographic location of franchise
•
Strong commercial relationship growth
•
Superior financial performance
•
Knowledgeable and experienced management
team
•
Track record of success in creating
shareholder value

#31 / November 2005
Helping people fulfill their dreams
Strategic Vision
“National Penn Bancshares will be the
most highly regarded financial
institution within the markets it serves.”